102 P1 07/21

SUPPLEMENT DATED JULY 19, 2021

TO THE PROSPECTUS DATED JANUARY 1, 2021

OF

TEMPLETON WORLD FUND

(Templeton Funds)

The prospectus is amended as follows:

I.  The following is added as the first paragraph under “Fund Summary – Templeton World Fund.”

Effective September 30, 2021, the Fund will no longer regularly engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge all or substantially all of its foreign currency exposure to the U.S. dollar.  The Fund may, however, continue to periodically engage in currency-related derivatives hedge some of its foreign currency exposure.  In addition, effective September 30, 2021, the Fund will pursue a more focused global equity strategy with a greater emphasis on quality companies that the investment manager believes have dominant market positions, competitive advantages, high quality management, solid balance sheets, and positive returns to capital in growing industries, that are trading at appropriate valuations. The Fund will remain a diversified fund but may hold a smaller number of issuers than it currently holds.  In connection with these changes, effective September 30, 2021, the Fund’s primary benchmark will change to the MSCI All Country World Index (net of dividend tax withholdings).

II. The following is added as the first paragraph under the “Fund Details – Templeton World Fund” section of the prospectus:

Effective September 30, 2021, the Fund will no longer regularly engage in currency-related derivatives, such as currency and cross-currency forwards and currency futures contracts, to seek to hedge all or substantially all of its foreign currency exposure to the U.S. dollar.  The Fund may, however, continue to periodically engage in currency-related derivatives hedge some of its foreign currency exposure.  In addition, effective September 30, 2021, the Fund will pursue a more focused global equity strategy with a greater emphasis on quality companies that the investment manager believes have dominant market positions, competitive advantages, high quality management, solid balance sheets, and positive returns to capital in growing industries, that are trading at appropriate valuations. The Fund will remain a diversified fund but may hold a smaller number of issuers than it currently holds.

Please keep this supplement with your prospectus for future reference.